UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): November 16, 2006


                             BRIDGE CAPITAL HOLDINGS
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


         California                    000-50974                 80-0123855
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)


    55 Almaden Boulevard, Suite 200
          San Jose, California                                          95113
________________________________________                              __________
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (408) 423-8500


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF  DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 16, 2006, the Company's Board of Directors took the following actions:

         a) adopted a form of Restricted Stock Purchase Award Agreement under the Bridge Capital Holdings 2006 Equity Incentive Plan, attached to this report as Exhibit 10.1 and incorporated herein by reference;

         b) adopted a form of Stock Option Award Agreement under the Bridge Capital Holdings 2006 Equity Incentive Plan for Incentive Options, Nonstatutory Options and Tandem Stock Appreciation Rights, attached to this report as Exhibit 10.2 and incorporated herein by reference; and

         c) adopted an amendment to the Company's 2001 Stock Option Plan to permit the net exercise of nonstatutory options, attached to this report as Exhibit 10.3 and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c) The exhibit list required by this Item is incorporated by reference to the exhibit index filed as part of this report.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 20, 2006           BRIDGE CAPITAL HOLDINGS





                                   By: /s/ THOMAS A. SA
                                       ________________________________
                                           Thomas A. Sa
                                           Executive Vice President and
                                           Chief Financial Officer


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                                  EXHIBIT INDEX


         EXHIBIT NUMBER            DESCRIPTION OF EXHIBIT


10.1 Form of Restricted Stock Purchase Award Agreement under the Bridge Capital Holdings 2006 Equity Incentive Plan

10.2 Form of Stock Option Award Agreement under the Bridge Capital Holdings 2006 Equity Incentive Plan for Incentive Options, Nonstatutory Options and Tandem Stock Appreciation Rights

10.3 Amendment to the Company's 2001 Stock Option Plan to permit the net exercise of nonstatutory options


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